EXHIBIT 99.1

40 Enterprise Boulevard

PO Box 9300

Bozeman, MT 59718-9300

406.522.4200 P

406.522.4227 F

FOR IMMEDIATE RELEASE

For Further Information, Contact:

Jason Treu

RightNow Technologies

972.232.3977 D

214.893.3096 C

jtreu@rightnow.com

RIGHTNOW EXTENDS MARKETING, SALES AND SERVICE CAPABILITIES
OF THE INDUSTRY’S MOST COMPLETE ON DEMAND CRM SOLUTION

RightNow CRM 7.5 Uniquely Optimizes Lifetime Value of Customer Relationships by Enhancing and Integrating Broadest Range of Customer-Facing Processes

BOZEMAN, MONT. (August 10, 2005)—RightNow® Technologies (NASDAQ: RNOW) today announced the release of RightNow CRM™ 7.5, the latest version of the industry’s most complete on demand CRM solution.  With a wide range of new and enhanced features, RightNow CRM 7.5 delivers unmatched breadth, depth and integration of functionality across marketing, sales and service processes—uniquely enabling organizations to optimize the lifetime value of their customer relationships and the end-to-end quality of their customer experience.

Unlike other CRM solutions, which provide functionality through separate components that are often poorly integrated, RightNow CRM’s three constituent applications—RightNow Marketing™, RightNow Sales™ and RightNow Service™—are seamlessly engineered with a common database, common business rules management, and a common workflow engine.  By automating such a broad range of processes and eliminating the boundaries between customer-facing departments, RightNow CRM provides critical and tangible business advantages: marketing leads can be automatically routed to salespeople, data from service interactions can be used to improve marketing campaign targeting, and salespeople can avoid being surprised by open service incidents and/or active marketing promotions.

RightNow CRM 7.5 delivers enhancements in all three areas of customer relationship management: marketing, sales and service.  RightNow Marketing now enables marketing organizations to easily create more highly targeted campaigns with graphical campaign design tools and more advanced segmentation capabilities.  The effectiveness of these campaigns can be significantly improved with new advanced content options, including:

•                  the ability to have specific business events, such as customer purchases or registrations, automatically trigger multi-stage, multi-channel campaigns

•                  embedding of customer-specific promotional codes and logins within message links to gain more granular response tracking and to provide one-click access to password-protected sites

•                  the addition of SMS text messaging as a marketing communications channel

•                  easy inclusion of links that launch RightNow Live™ chat sessions to facilitate real-time engagement of customers with pre-sales or support agents

The new release also delivers deeper marketing insight with enhanced click-through and email deliverability reporting.

To optimize the performance of sales teams, the new version of RightNow Sales leverages RightNow’s award-winning knowledge base technology to provide an easily searchable library of essential sales information such as product collateral and competitive analyses.  RightNow addresses the specific challenges facing companies selling through multiple tiers of dealer/distribution partners by enabling them to segment this library so different information is accessible to each type of partner, as appropriate.

The new version of RightNow Sales also optimizes the productivity of mobile salespeople with advanced disconnected data synchronization and tight integration with Microsoft Outlook® email, calendar, contact and task management functions.

The latest enhancements to RightNow Service enable customer service contact centers to play a more pro-active role in generating leads and revenue by making it easy for service agents to identify and act upon qualified sales opportunities, which—because of the common database and workflow engine shared with RightNow Sales—are then automatically routed to the appropriate salesperson for follow-up.  This capability enables companies to take advantage of the fact that the majority of their customer interactions take place with customer service—rather than with sales or marketing.

In addition, RightNow Service helps companies create a more personalized online service experience by allowing them to define conditional knowledge base content based on specific customer attributes, such as location or demographics.

RightNow CRM 7.5 also improves staff productivity across all departments with computer telephony integration that provides desktop “click to dial” calling capabilities to marketers, salespeople and service agents.

These cross-departmental enhancements are in addition to the introduction of RightNow Telesales™ and RightNow SmartGuide™, which were also announced today.

The unmatched completeness of RightNow CRM 7.5 is further demonstrated by the wide range of communication channels it now supports: phone, email, web, chat, automated voice, and SMS.

By managing all customer interactions with all departments across all these channels in a common manner, RightNow CRM eliminates the silos that have historically characterized customer-facing business processes—enabling companies to create a consistent, highly personalized customer experience and gain a true 360-degree view of their customers.

“Running CRM operations as a bunch of separate functional silos is a sure-fire way to miss business opportunities, alienate customers and promote operational inefficiency,” Hope Neiman, senior vice president of marketing and development at The Right Start, said.  “RightNow CRM will enable us to integrate our ongoing interactions with the customer across our entire business, so we can be very smart and very consistent about how we behave at every touch-point.”

As an on demand solution, RightNow CRM 7.5 enables companies to reap its revenue, savings and productivity benefits without bearing the costs associated with conventional software deployments—such as capital investments in server and storage hardware infrastructure, ongoing systems management expenses, and security/business continuity provisioning.

“To provide maximum bottom-line value, an enterprise-class CRM platform must transform and integrate all customer-facing business processes across the organization without creating ROI-draining technology costs and management burdens,” Mike Myer, vice president of development and CTO at RightNow, said.  “As the industry’s most complete on demand CRM solution, RightNow CRM 7.5 uniquely fulfills this requirement—delivering both immediate return-on-investment and an optimal long-term path to competitively differentiated customer centricity.”

About RightNow Technologies, Inc.

RightNow (NASDAQ: RNOW) provides organizations with industry-leading on demand CRM solutions to build customer-focused businesses. RightNow’s acclaimed technology, comprehensive services and commitment to customer success deliver high returns on investment for its customers. More than 1,300 organizations worldwide use RightNow solutions including British Airways, British Telecom, Cisco Systems, Continental Tire North America, John Deere, Nikon and the Social Security Administration. Founded in 1997, RightNow is headquartered in Bozeman, Montana, with additional offices in North America, Europe and Asia. For further information, please visit www.rightnow.com.

RightNow is a registered trademark of RightNow Technologies, Inc. NASDAQ is a registered trademark of the NASDAQ Stock Market.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This press release may contain forward-looking statements.  These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.

The risks and uncertainties referred to above include, but are not limited to, risks associated with market acceptance of our new product functionality, our business model, our past operating losses, possible fluctuations in our operating results and our rate of growth, interruptions or delays in our hosting operations, breaches of our security measures, our ability to expand, retain and motivate our employees and manage our growth, and our plans for new product releases.  Further information on potential factors that could affect our financial results is included in our annual report on Form 10K, and in our other reports on Form 10Q filed with the Securities and Exchange Commission.  The forward-looking statements in this release speak only as of the date they are made.  We undertake no obligation to revise or update publicly any forward-looking statement for any reason.

BRNOW